Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies (Abstract)
Commitments and Contingencies

14.Commitments and Contingencies

As at December 31, 2012, the Company had under construction three DP2 suezmax shuttle tankers and one LNG carrier. The total contracted amount remaining to be paid for the four vessels under construction, plus the extra costs agreed as at December 31, 2012 was $371,786. Scheduled remaining payments as of December 31, 2012 were $168,715 payable in 2013, $47,360 in 2014 and $155,711 in 2015.

In the ordinary course of the shipping business, various claims and losses may arise from disputes with charterers, agents and other suppliers relating to the operations of the Company’s vessels. Management believes that all such matters are either adequately covered by insurance or are not expected to have a material adverse effect on the Company’s results from operations or financial condition.

Charters-out

The future minimum revenues, before reduction for brokerage commissions, expected to be recognized on non-cancelable time charters are as follows:

Year	Amount
2013	201,392
2014	134,058
2015	93,663
2016 to 2028	558,639

Minimum charter payments	987,752

These amounts do not assume any off-hire.

On December 9, 2010, the Company signed two charter-party agreements with the same charterer, each for the charter of a DP 2 suezmax shuttle tanker for a period of fifteen years to commence on delivery of the vessels, delivered in the first and second quarter of 2013 respectively (Note 16). Revenues of $529 million to be generated by these vessels have been included in the above table.